UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):      June 20, 2007
CORVEL CORPORATION
(Exact Name of Registrant as Specified in Charter)

DELAWARE (State or Other Jurisdiction of Incorporation)	000-19291 (Commission File Number)	33-0282651 (IRS Employer Identification No.)

2010 Main Street, Suite 600, Irvine, California (Address of Principal Executive Offices)		92614 (Zip Code)
Registrant’s telephone number, including area code      (949) 851-1473
N/A
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure.
Item 9.01. Financial Statements and Exhibits.
SIGNATURES
Exhibit 99.1

Item 7.01. Regulation FD Disclosure.
     On June 20, 2007, CorVel Corporation (the “Company”) issued a press release announcing CorVel Corporation’s adoption of a pre-arranged stock trading plan to repurchase up to 100,000 shares of its common stock through the middle of August 2007 through a brokerage agreement. A copy of the press release is furnished herewith as Exhibit No. 99.1.
     The information contained in this report and in the exhibit attached to this report is being furnished to the Securities and Exchange Commission and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such a filing.
Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995
     This report contains forward-looking statements. Forward-looking statements can often be identified by words such as “anticipates,” “expects,” “intends,” “plans,” “predicts,” “believes,” “seeks,” “estimates,” “may,” “will,” “should,” “would,” “could,” “potential,” “continue,” “ongoing,” similar expressions, and variations or negatives of these words. These forward-looking statements are based on the Company’s current expectations, estimates and projections about its industry, management’s beliefs, and certain assumptions made by the Company, all of which are subject to change. These forward-looking statements are not guarantees of future results and are subject to risks, uncertainties and assumptions that could cause the Company’s actual results to differ materially and adversely from those expressed in any forward-looking statement.
     The risks and uncertainties referred to above include, but are not limited to, risks associated with the Company’s ability to release new software when planned, the Company’s ability to achieve anticipated results, the success of the Company’s software and services in improving outcomes and savings for its customers, the Company’s ability to file its Form 10-K, and other factors described in the Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K filed with the Securities and Exchange Commission. The forward-looking statements in this report speak only as of the date they are made. The Company undertakes no obligation to revise or update publicly any forward-looking statement for any reason.
Item 9.01. Financial Statements and Exhibits.
     (a) Financial Statements of Business Acquired
     Not Applicable
     (b) Pro Forma Financial Information
     Not Applicable
     (c) Shell Company Transactions
     Not Applicable
     (d) Exhibits

Exhibit No.	Description
99.1	Press Release, dated June 20, 2007 announcing CorVel Corporation’s adoption of a pre-arranged stock trading plan to repurchase up to 100,000 shares of its common stock through the middle of August 2007 through a brokerage agreement. (furnished herewith but not filed pursuant to Item 12).

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CORVEL CORPORATION (Registrant)
Dated: June 20, 2007	/s/ V. GORDON CLEMONS
V. Gordon Clemons
Chief Executive Officer